Exhibit 32



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
            REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Gift Liquidators, Inc. (the "Company") on Form 10-QSB for the quarter ending June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report), I George Maxwell Colclasure, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           July 29, 2005

                                           /s/ George Maxwell Colclasure
                                           -------------------------------------
                                               George Maxwell Colclasure,
                                               Chief Executive Officer



                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
            REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Gift Liquidators, Inc. (the "Company") on Form 10-QSB for the quarter ending June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report), I Ronald G. Hurt, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           July 29, 2005

                                           /s/ Ronald G. Hurt
                                           -------------------------------------
                                               Ronald G. Hurt,
                                               Chief Financial Officer




A signed original of this written statement has been provided to Gift Liquidators, Inc. and will be retained by Gift Liquidators, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.